Exhibit 99.2

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands)

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Total 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Total 2006
Insurance Services Revenue	$98,560	$100,963	$104,775	$98,555	$402,853	$112,326	$112,298	$116,118	$113,716	$454,458
Screening and Authentication Services Revenue	55,552	61,346	63,687	61,469	242,054	61,845	64,955	66,832	63,456	257,088
Business Services Revenue	45,062	42,738	43,998	37,832	169,630	37,298	36,862	35,513	35,742	145,415
Royalty Revenue	797	526	954	121	2,398	—	—	—	—	—

Total Revenue	$199,971	$205,573	$213,414	$197,977	$816,935	$211,469	$214,115	$218,463	$212,914	$856,961

Insurance Services Operating Income	$54,204	$55,282	$57,906	$54,278	$221,670	$60,815	$60,039	$60,594	$58,395	$239,843
Screening and Authentication Services Operating Income	11,192	14,476	16,415	16,897	58,980	14,238	14,729	15,740	12,389	57,096
Business Services Operating Income	10,724	6,846	8,301	3,171	29,042	1,860	2,440	1,241	655	6,196
Royalty Operating Income	770	325	506	121	1,722	—	—	—	—	—
Corporate & Shared Expenses	(18,499)	(16,736)	(19,236)	(16,162)	(70,633)	(14,941)	(14,463)	(15,358)	(19,240)	(64,002)
Stock-based compensation	(1,223)	(1,447)	(1,449)	(1,471)	(5,590)	(4,716)	(4,665)	(5,653)	(5,664)	(20,698)

Operating Income before other charges	$57,168	$58,746	$62,443	$56,834	$235,191	$57,256	$58,080	$56,564	$46,535	$218,435

Other charges (a):
Accelerated depreciation	—	—	—	—	—	(5,463)	—	—	—	(5,463)
Other operating charges (b)	(5,412)	(6,040)	(4,006)	(13,315)	(28,773)	(5,900)	(2,740)	(6,054)	(3,391)	(18,085)

Operating Income (Loss) - Continuing Operations	$51,756	$52,706	$58,437	$43,519	$206,418	$45,893	$55,340	$50,510	$43,144	$194,887

Operating Income (Loss) - Discontinued Operations	$9,332	$6,145	$6,540	$8,712	$30,729	$7,246	$5,144	$7,357	$10,913	$30,660

Impairment Loss on Assets Held for Sale - Discontinued Operations	$—	$—	$—	$—	$—	$(87)	$—	$(168,000)	$1,096	$(166,991)

Gain (Loss) on sale of Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$(4,941)	$(85)	$(5,026)

Operating Margins - Continuing Operations
Insurance Services	55.0%	54.8%	55.3%	55.1%	55.0%	54.1%	53.5%	52.2%	51.4%	52.8%
Screening and Authentication Services	20.1%	23.6%	25.8%	27.5%	24.4%	23.0%	22.7%	23.6%	19.5%	22.2%
Business Services	23.8%	16.0%	18.9%	8.4%	17.1%	5.0%	6.6%	3.5%	1.8%	4.3%
Operating income excluding other charges as a percentage of total revenue - continuing operations (a)	28.6%	28.6%	29.3%	28.7%	28.8%	27.1%	27.1%	25.9%	21.9%	25.5%

Internal Growth Rates (c)
Insurance Services	11.8%	12.7%	12.4%	13.1%	12.6%	12.8%	10.1%	8.2%	11.6%	10.6%
Screening and Authentication Services	12.2%	11.5%	12.5%	9.1%	11.3%	11.1%	5.0%	3.8%	2.3%	5.4%
Business Services	3.1%	-3.2%	3.5%	-10.6%	-2.0%	-17.2%	-13.8%	-19.3%	-5.5%	-14.3%
Total ChoicePoint	9.8%	8.3%	10.2%	6.2%	8.7%	5.1%	3.3%	0.8%	5.4%	3.6%

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Total 2007	Q1 2008	Q2 2008
Insurance Services Revenue	$125,282	$125,185	$129,211	$125,909	$505,587	$142,686	$141,307
Screening and Authentication Services Revenue	61,438	65,881	64,556	60,974	252,849	62,319	65,940
Business Services Revenue	35,697	36,159	36,456	33,857	142,169	35,887	33,452
Royalty Revenue	—	—	—	—	—	—	—

Total Revenue	$222,417	$227,225	$230,223	$220,740	$900,605	$240,892	$240,699

Insurance Services Operating Income	$65,179	$62,726	$65,032	$65,239	$258,176	$72,024	$69,440
Screening and Authentication Services Operating Income	10,067	12,714	13,237	10,583	46,601	10,401	13,071
Business Services Operating Income	940	2,918	2,205	825	6,888	1,392	(419)
Royalty Operating Income	—	—	—	—	—	—	—
Corporate & Shared Expenses	(16,585)	(15,277)	(17,894)	(19,598)	(69,354)	(21,740)	(19,660)
Stock-based compensation	(5,073)	(4,977)	(4,997)	(4,349)	(19,396)	(5,067)	(4,543)

Operating Income before other charges	$54,528	$58,104	$57,583	$52,700	$222,915	$57,010	$57,889

Other charges (a):
Accelerated depreciation	—	—	—	—	—	—	—
Other operating charges (b)	(789)	(163)	(2,499)	(1,781)	(5,232)	(3,757)	(16,438)

Operating Income (Loss) - Continuing Operations	$53,739	$57,941	$55,084	$50,919	$217,683	$53,253	$41,451

Operating Income (Loss) - Discontinued Operations	$3,350	$2,476	$3,058	$306	$9,190	$(6,035)	$(586)

Impairment Loss on Assets Held for Sale - Discontinued Operations	$(514)	$(803)	$(49,183)	$(94,884)	$(145,384)	$(1,417)	$(17,129)

Gain (Loss) on sale of Discontinued Operations	$(382)	$138	$(250)	$1,287	$793	$60	$54,953

Operating Margins - Continuing Operations
Insurance Services	52.0%	50.1%	50.3%	51.8%	51.1%	50.5%	49.1%
Screening and Authentication Services	16.4%	19.3%	20.5%	17.4%	18.4%	16.7%	19.8%
Business Services	2.6%	8.1%	6.0%	2.4%	4.8%	3.9%	-1.3%
Operating income excluding other charges as a percentage of total revenue - continuing operations (a)	24.5%	25.6%	25.0%	23.9%	24.8%	23.7%	24.1%

Internal Growth Rates (c)
Insurance Services	8.0%	9.3%	11.0%	10.7%	9.7%	12.2%	10.5%
Screening and Authentication Services	-1.4%	1.2%	-3.4%	-3.9%	-1.9%	1.4%	0.1%
Business Services	-4.3%	-1.9%	-4.1%	-11.0%	-5.3%	-5.8%	-13.1%
Total ChoicePoint	3.1%	4.9%	4.1%	2.7%	3.7%	6.3%	3.7%

(a)	Management excludes these charges in its assessments of operating results.
(b)	Other operating charges include specific expenses related to the fraudulent data access, asset impairment, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.
(c)	Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands except per share amounts)

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007	Q1 2008	Q2 2008
Net income	$30,610	$34,861	$(72,216)	$23,667	$16,922	$30,922	$32,570	$1,251	$(32,321)	$32,424	$22,985	$42,001
EPS - Diluted	$0.34	$0.40	$(0.89)	$0.30	$0.20	$0.40	$0.43	$0.02	$(0.47)	$0.44	$0.34	$0.60
Less:
Income (loss) from discontinued operations, net of tax	4,304	3,674	4,461	(107)	12,332	2,299	2,006	1,833	195	6,333	(3,576)	(361)
Impairment loss on assets held for sale, net of tax	(51)	—	(101,870)	(11)	(101,932)	(353)	(650)	(29,461)	(60,252)	(90,716)	(839)	(10,551)
Gain (loss) on sale of discontinued operations, net of tax	—	—	(3,088)	(53)	(3,141)	(365)	129	(155)	882	491	37	33,466

Income from continuing operations	$26,357	$31,187	$28,281	$23,838	$109,663	$29,341	$31,085	$29,034	$26,854	$116,316	$27,363	$19,447
EPS from continuing operations	$0.30	$0.36	$0.35	$0.30	$1.29	$0.38	$0.41	$0.39	$0.39	$1.56	$0.40	$0.28

Add back other charges (a):
Accelerated depreciation expense	5,463	—	—	—	5,463	—	—	—	—	—	—	—
Other operating charges (c)	5,900	2,740	6,054	3,391	18,085	789	163	2,499	1,781	5,232	3,757	16,438
Tax benefit related to other charges	(4,508)	(1,109)	(2,317)	(1,211)	(9,145)	(302)	(62)	(1,000)	(697)	(2,061)	(1,271)	(4,509)

Income from continuing operations excluding other charges (a)(c)	$33,212	$32,818	$32,018	$26,018	$124,066	$29,828	$31,186	$30,533	$27,938	$119,487	$29,849	$31,376
EPS from continuing operations excluding other charges (a)(c)	$0.37	$0.37	$0.38 (b)	$0.33	$1.46	$0.39	$0.41	$0.41	$0.40 (b)	$1.61	$0.44	$0.45

Weighted Avg Shares - diluted	88,804	87,736	81,551	79,782	84,986	77,362	75,852	73,829	68,825	74,423	68,200	69,648

(a)	The Company has presented this information with and without these items because they represent costs that management excludes in its assessment of operating results of the business.
(b)	EPS from continuing operations excluding other charges for the fourth quarter of 2007 and the third quarter of 2006 is calculated based upon weighted average diluted shares of 70,263 and 83,533 respectively. The dilutive effect of stock options and other share-based awards is included in the calculation of EPS from continuing operations excluding other charges because such effect is dilutive.
(c)	Other operating charges include specific expenses related to the fraudulent data access, lease abandonments, merger-related costs, unusual items, realignment charges, and other charges as follows:

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007	Q1 2008	Q2 2008
Asset impairments	3,940	1,497	4,721	562	10,720	—	—	199	353	552	486	1,584
Transaction-related expenses	—	—	—	—	—	—	—	—	—	—	2,001	11,785
Nonmerger severance	1,028	658	410	—	2,096	85	1,525	1,512	1,170	4,292	1,070	798
Lease abandonments	150	(386)	—	1,996	1,760	137	139	957	144	1,377	—	2,230
Expenses related to fraudulent data access	782	971	923	833	3,509	567	(1,501)	112	110	(712)	99	10
Other, net	—	—	—	—	—	—	—	(281)	4	(277)	101	31

Total other operating charges	$5,900	$2,740	$6,054	$3,391	$18,085	$789	$163	$2,499	$1,781	$5,232	$3,757	$16,438

ChoicePoint Inc.

Cash Flow and Balance Sheet Highlights

(dollars in thousands)

Reconciliation of net cash provided by operating activities to net free cash flow

						Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007	Q1 2008	Q2 2008
Net cash provided by operating activities - continuing operations						$32,791	$72,238	$60,755	$39,940	$205,724	$46,628	$64,263
Additions to property and equipment						3,753	3,217	5,094	3,630	15,694	4,392	6,380
Additions to other assets, net						6,163	8,052	6,694	8,676	29,585	9,536	9,434

Total capital expenditures						9,916	11,269	11,788	12,306	45,279	13,928	15,814
Net free cash flow - continuing operations						$22,875	$60,969	$48,967	$27,634	$160,445	$32,700	$48,449

Depreciation and Amortization

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007	Q1 2008	Q2 2008
Insurance Services	$2,990	$3,072	$4,023	$4,203	$14,288	$4,154	$4,658	$4,502	$4,545	$17,859	$4,652	$5,105
Screening and Authentication Services	3,106	3,231	3,373	3,592	13,302	3,730	3,979	3,938	3,819	15,466	3,947	3,953
Business Services	5,168	4,580	4,592	4,903	19,243	4,533	4,328	4,223	3,596	16,680	3,150	3,174
Unallocated & Other	2,508	2,454	2,401	2,293	9,656	2,343	2,126	2,218	1,926	8,613	1,997	2,117
Accelerated Depreciation	5,463	—	—	—	5,463	—	—	—	—	—	—	—

Total Continuing Operations	$19,235	$13,337	$14,389	$14,991	$61,952	$14,760	$15,091	$14,881	$13,886	$58,618	$13,746	$14,349

Calculation of Net Debt and Net Debt to Total Book Capital Ratio

	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006		March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007		March 31, 2008	June 30, 2008
Short-term debt and current maturities of long-term debt	$100,010	$101,810	$75,011	$100,011		$110,011	$90,011	$—	$80,000		$11,342	$—
Long-term debt, less current maturities	105,032	95,031	315,030	315,028		350,025	335,019	515,000	530,000		562,500	485,000

Total Debt	205,042	196,841	390,041	415,039		460,036	425,030	515,000	610,000		573,842	485,000
Cash and cash equivalents	(8,499)	(5,337)	(37,229)	(26,612)		(39,242)	(27,544)	(37,487)	(20,189)		(31,956)	(174,752)

Net Debt	196,543	191,504	352,812	388,427		420,794	397,486	477,513	589,811		541,886	310,248

Net Debt	196,543	191,504	352,812	388,427		420,794	397,486	477,513	589,811		541,886	310,248
Book Value of Shareholders’ Equity	968,875	1,015,991	721,944	663,647		614,409	618,884	490,320	309,922		351,235	417,845

Total Capitalization	1,165,418	1,207,495	1,074,756	1,052,074		1,035,203	1,016,370	967,833	899,733		893,121	728,093
Net debt to total book capital ratio	16.9%	15.9%	32.8%	36.9%		40.6%	39.1%	49.3%	65.6%		60.7%	42.6%

Calculation of EBITDA and Ratio of Net Debt to EBITDA Ratio (d)

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007	Q1 2008	Q2 2008
Net Income - as reported	$30,610	$34,861	$(72,216)	$23,667	$16,922	$30,922	$32,570	$1,251	$(32,321)	$32,424	$22,985	$42,001
Income (loss) from discontinued operations, net of taxes	4,253	3,674	(100,497)	(171)	(92,741)	1,581	1,485	(27,783)	(59,175)	(83,892)	(4,378)	22,554

Income from Continuing Operations	26,357	31,187	28,281	23,838	109,663	29,341	31,085	29,034	26,854	116,316	27,363	19,447
Provision for income taxes	17,332	21,193	17,535	13,244	69,304	18,083	20,495	19,357	16,400	74,335	18,221	15,585
Interest expense	2,205	2,960	4,693	6,062	15,920	6,316	6,361	6,690	7,665	27,032	7,669	6,419

Operating Income (Loss) - Continuing Operations	45,894	55,340	50,509	43,144	194,887	53,740	57,941	55,081	50,919	217,683	53,253	41,451
Add back: Other charges (a):
Other operating charges (b)	5,900	2,740	6,054	3,391	18,085	789	163	2,499	1,781	5,232	3,757	16,438

Operating Income (Loss) - Continuing Operations - As Adjusted	51,794	58,080	56,563	46,535	212,972	54,529	58,104	57,580	52,700	222,915	57,010	57,889
Depreciation and amortization	19,235	13,337	14,389	14,991	61,952	14,760	15,091	14,881	13,886	58,618	13,746	14,349
Stock-based compensation	4,716	4,665	5,653	5,664	20,698	5,073	4,977	4,997	4,349	19,396	5,067	4,543

Earnings before Interest, Taxes, Depreciation & Amortization (EBITDA)	$75,745	$76,082	$76,605	$67,190	$295,622	$74,362	$78,172	$77,458	$70,935	$300,929	$75,823	$76,781

EBITDA - Trailing 12 Months				$295,622		$294,239	$296,330	$297,183	$300,929		$302,389	$300,998

Net Debt to EBITDA Ratio (c)				1.31		1.43	1.34	1.61	1.96		1.79	1.03

(a)	Management excludes these charges in its assessments of operating results.
(b)	Other operating charges include specific expenses related to the fraudulent data access, asset impairment, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.
(c)	To supplement the Company’s balance sheet information presented on a GAAP basis, the Company also uses “net debt to EBITDA ratio”. Net debt to EBITDA ratio is a non-GAAP measure, which may be determined or calculated differently by other companies, and is obtained by dividing the Company’s net debt as of a specific date by its EBITDA for the specified period ending on such date. Net debt is calculated by subtracting cash and cash equivalents from total debt. The Company defines EBITDA as net income from continuing operations before taxes, interest, other operating charges, depreciation and amortization, including amortization associated with stock-based compensation.

The Company’s net debt to EBITDA ratio is required to be calculated by the Company’s loan covenants and Management uses it to evaluate the Company’s ability to repay or refinance its debt obligations. Management believes that net debt is a useful measure because it represents the amount of debt obligations that are not covered by available cash and temporary investments. Management believes that EBITDA is a useful measure in this context because it assists management in comparing the Company’s performance on a consistent basis without regard to depreciation and amortization, which are non-cash in nature and can vary significantly depending upon accounting methods or non-operating factors such as historical cost.

The Company’s net debt to EBITDA ratio should not be considered in isolation or as a substitute for a ratio of GAAP total debt to net income. The Company strongly encourages investors to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Other companies may use different methodologies for calculating their non-GAAP financial measures and, accordingly, the Company’s non-GAAP financial measures may not be comparable to those measures.